EXHIBIT (d)(2)


                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                   EXHIBIT A TO INVESTMENT ADVISORY AGREEMENT

                            EFFECTIVE OCTOBER 1, 2002

                                EFFECTIVE DATES:
                                ----------------

PORTFOLIO                                              EFFECTIVE DATE
---------                                              --------------

Large Cap Value Fund                                   April 2, 1991
Mid Cap Value Fund                                     April 2, 1991
Fixed Income Fund                                      April 2, 1991
Intermediate Tax Free Fund                             April 2, 1991
Intermediate Term Income Fund                          September 15, 1992
Equity Index Fund                                      September 15, 1992
Limited Term Income Fund                               September 15, 1992
Balanced Fund                                          September 15, 1992
Minnesota Intermediate Tax Free Fund                   December 31, 1993
Colorado Intermediate Tax Free Fund                    December 31, 1993
Small Cap Growth Fund                                  December 31, 1993
Technology Fund                                        December 31, 1993
International Fund                                     December 31, 1993
Equity Income Fund                                     January 31, 1994
Large Cap Growth Fund                                  January 31, 1994
Real Estate Securities Fund                            June 12, 1995
Health Sciences Fund                                   January 31, 1996
Oregon Intermediate Tax Free Fund                      August 5, 1997
California Intermediate Tax Free Fund                  August 5, 1997
Small Cap Value Fund                                   November 21, 1997
Tax Free Fund                                          July 24, 1998
Minnesota Tax Free Fund                                July 24, 1998
Mid Cap Growth Fund                                    July 24, 1998
Emerging Markets Fund                                  July 24, 1998
Strategic Income Fund                                  July 24, 1998
California Tax Free Fund                               February 1, 2000
Arizona Tax Free Fund                                  February 1, 2000
Colorado Tax Free Fund                                 February 1, 2000
Corporate Bond Fund                                    February 1, 2000
Nebraska Tax Free Fund                                 February 28, 2001
High Yield Bond Fund                                   February 28, 2001
Large Cap Core Fund                                    May 2, 2001
Mid Cap Core Fund                                      May 2, 2001
Micro Cap Fund                                         May 2, 2001
Small Cap Core Fund                                    May 2, 2001
Mid Cap Index Fund                                     May 2, 2001
Small Cap Index Fund                                   May 2, 2001
Bond IMMDEX Fund                                       May 2, 2001
U.S. Government Securities Fund                        May 2, 2001
Missouri Tax Free Fund                                 May 2, 2001
Ohio Tax Free Fund                                     April 30, 2002
Short Tax Free Fund                                    October 25, 2002
Intermediate Government Bond Fund                      October 25, 2002


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


                                 ADVISORY FEES:
                                 --------------

                                                                          ANNUAL ADVISORY FEE
                                                                          AS A PERCENTAGE OF
PORTFOLIO                                  AVERAGE DAILY NET ASSETS    AVERAGE DAILY NET ASSETS
---------                                  ------------------------    ------------------------
Large Cap Value Fund(1)                         On All Assets                    .65%
Mid Cap Value Fund                              On All Assets                    .70%
Fixed Income Fund                               On All Assets                    .50%
Intermediate Tax Free Fund                      On All Assets                    .50%
Intermediate Term Income Fund                   On All Assets                    .50%
Equity Index Fund                               On All Assets                    .25%
Limited Term Income Fund                        On All Assets                    .50%
Balanced Fund(1)                                On All Assets                    .65%
Minnesota Intermediate Tax Free Fund            On All Assets                    .50%
Colorado Intermediate Tax Free Fund             On All Assets                    .50%
Small Cap Growth Fund                           On All Assets                    .70%
Technology Fund                                 On All Assets                    .70%
International Fund(2)                           On All Assets                   1.10%
Equity Income Fund(1)                           On All Assets                    .65%
Large Cap Growth Fund(1)                        On All Assets                    .65%
Real Estate Securities Fund                     On All Assets                    .70%
Health Sciences Fund                            On All Assets                    .70%
Oregon Intermediate Tax Free Fund               On All Assets                    .50%
California Intermediate Tax Free Fund           On All Assets                    .50%
Small Cap Value Fund                            On All Assets                    .70%
Tax Free Fund                                   On All Assets                    .50%
Minnesota Tax Free Fund                         On All Assets                    .50%
Mid Cap Growth Fund                             On All Assets                    .70%
Emerging Markets Fund                           On All Assets                   1.15%
Strategic Income Fund                           On All Assets                    .70%
California Tax Free Fund                        On All Assets                    .50%
Arizona Tax Free Fund                           On All Assets                    .50%
Colorado Tax Free Fund                          On All Assets                    .50%
Corporate Bond Fund                             On All Assets                    .70%
Nebraska Tax Free Fund                          On All Assets                    .50%
High Yield Bond Fund                            On All Assets                    .70%
Large Cap Core Fund(1)                          On All Assets                    .65%
Mid Cap Core Fund                               On All Assets                    .70%
Micro Cap Fund                                  On All Assets                   1.40%
Small Cap Core Fund                             On All Assets                    .70%
Mid Cap Index Fund                              On All Assets                    .25%
Small Cap Index Fund                            On All Assets                    .40%
Bond IMMDEX Fund                                On All Assets                    .30%
U.S. Government Securities Fund                 On All Assets                    .50%
Missouri Tax Free Fund                          On All Assets                    .50%
Ohio Tax Free Fund                              On All Assets                    .50%
Short Tax Free Fund                             On All Assets                    .50%
Intermediate Government Bond Fund               On All Assets                    .50%

(1) The Adviser has agreed to a breakpoint schedule with each of Large Cap Growth Fund, Large Cap Core Fund, LargE Cap Value Fund, Balanced Fund and Equity Income Fund. The advisory fee paid separately by each of these funds will be based on an annual rate of 0.65% for the first $3 billion of each fund's average daily net assets; 0.625% for average daily net assets in excess of $3 billion up to $5 billion; and 0.60% for average daily net assets in excess of $5 billion.


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


(2) The Adviser has agreed to a breakpoint schedule with International Fund. The advisory fee paid by this fund will be based on an annual rate of 1.10% for the first $1.5 billion of the fund's average daily net assets; 1.05% for average daily net assets in excess of $1.5 billion up to $2.5 billion; and 1.00% for average daily net assets in excess of $2.5 billion.


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